Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 09/20/2023 02:38 PM
Original ID: 2010-000588315
Amendment ID: 2023-004376723

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

EcoPlus, Inc.

2. Article number(s) Article 2 is amended as follows:
***See checklist below for article number information.**

This filing is amending the previously filed Series B Preferred Stock Split.
The Series B Preferred Stock of the Corporation be split on a one (1) share for each five million (5,000,000) share basis. FURTHER RESOLVED, that fractional shares shall be issued.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 3/24/2023
(Date – mm/dd/yyyy)

Received
SEP 5 2023
Secretary of State
Wyoming

P-Amendment – Revised June 2021

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature] **Date:** 8/31/2023
(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Benjamin Berry Contact Person: Benjamin Berry

Title: CEO/Director Daytime Phone Number: 312-481-6850

Email: info@synergymgtgroup.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- ☐ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.
- ☐ **Processing time is up to 15 business days** following the date of receipt in our office.
- ☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***
- ☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- ☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/04/2023 09:33 AM
Original ID: 2010-000588315
Amendment ID: 2023-004109397

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

EcoPlus, Inc.

2. Article number(s) Article 2, 10, 11 is amended as follows:
See checklist below for article number information.

The Authorized Shares of the company shall be reduced from 100,000,000,000 Par Value $0.0001 to 500,000,000 Par Value $0.0001.

The Series B Preferred Stock of the Corporation be split on a one (1) share for each five million (5,000,000) share basis. FURTHER RESOLVED, that no fractional shares shall be issued.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 03/24/2023
(Date – mm/dd/yyyy)

RECEIVED
WYOMING
SECRETARY OF STATE

P-Amendment – Revised June 2021

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature] **Date:** 03/24/2023

(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Benjamin Berry Contact Person: Benjamin Berry

Title: CEO/Director Daytime Phone Number: 312-481-6850

Email: info@synergymgtgroup.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

☐ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.

☐ **Processing time is up to 15 business days** following the date of receipt in our office.

☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***

☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**

☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/04/2023 09:33 AM
Original ID: 2010-000588315
Amendment ID: 2023-004109397

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

EcoPlus, Inc.

2. Article number(s) Article 2, 10, 11 is amended as follows:
See checklist below for article number information.

The Authorized Shares of the company shall be reduced from 100,000,000,000 Par Value $0.0001 to 500,000,000 Par Value $0.0001.

The Series B Preferred Stock of the Corporation be split on a one (1) share for each five million (5,000,000) share basis. FURTHER RESOLVED, that no fractional shares shall be issued.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 03/24/2023
(Date – mm/dd/yyyy)

RECEIVED
WYOMING

P-Amendment – Revised June 2021

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]

(May be executed by Chairman of Board, President or another of its officers.)

Date: 03/24/2023 *(mm/dd/yyyy)*

Print Name: Benjamin Berry

Contact Person: Benjamin Berry

Title: CEO/Director

Daytime Phone Number: 312-481-6850

Email: info@synergymgtgroup.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

☐ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.

☐ **Processing time is up to 15 business days** following the date of receipt in our office.

☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***

☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**

☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-Amendment – Revised June 2021

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 05/23/2022 07:17 AM
Original ID: 2010-000588315
Amendment ID: 2022-003680190

Profit Corporation
Application for Certificate of Reinstatement Following Administrative Dissolution

A corporation administratively dissolved under W.S. 17-16-1421 may apply to the Secretary of State for reinstatement within two (2) years after the effective date of dissolution.

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

Ecoplus Inc

2. Effective date of its administrative dissolution: 10/09/2020
(Date – mm/dd/yyyy)

3. Grounds for dissolution have been eliminated.

4. The corporation's name satisfies the requirements of W.S. 17-16-401.

Signature: Lindsay Moore **Date:** 05/19/2022
(May be executed by Chairman of Board, President or another of its officers) *(mm/dd/yyyy)*

Print Name: Lindsay Moore on behalf of Wyoming Corporate Services, Inc. (Authorized Agent) Contact Person:

Title: Authorized Agent Daytime Phone Number:

Email: tax@wyomingcompany.com

***(An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

FOREIGN ENTITIES: Must submit a **good standing certificate/certificate of existence** from the state or country of formation **dated not more than sixty (60) days** prior to filing the reinstatement in Wyoming.

Checklist
For failure to file annual report please submit the following:
- ☐ Each delinquent annual report
- ☐ Each delinquent annual report fee
- ☐ The $100 reinstatement fee (all fees can be submitted on one check)

RECEIVED
MAY 20 2022
WYOMING
SECRETARY OF STATE

For failure to maintain registered agent please submit the following:
- ☐ The Change of an Entity's Registered Agent and Office form and Consent to Appointment form ($5 fee)
- ☐ The $250 Penalty

****Processing time is up to 15 business days** following the date of receipt in our office.

P-CertificateReinstatement – Nov 2021

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 06/16/2011 09:07 AM
Original ID: 2010-000588315
Amendment ID: 2011-000987967

Profit Corporation
Articles of Amendment

1. Corporation name:

ECOPLUS, INC.

2. Article(s) 2 is amended as follows:

Each share of the Corporation's common stock issued and outstanding on April 20, 2011, shall be, and upon the filing of these Articles of Amendment is reduced to, one-two thousandth (1/2000) of a share; provided, that a fractional share held by a holder following the application of such reduction shall be rounded up to the next whole share; and, provided further that the number of common shares the Corporation is authorized to issue shall be and remain at one-hundred billion (100,000,000,000) shares with a par value of $0.0001 per share.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

not applicable

4. The amendment was adopted on 06/01/2011.
(Date – mm/dd/yyyy)

Received
JUN 10 2011
Secretary of State
Wyoming

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

not applicable

OR

P-Amendment - Revised 03/11

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

The amendment was duly approved by the shareholders of the Corporation entitled to vote hereon in the manner required by the Wyoming Business Corporation Act and by the articles of incorporation, as amended.

Signature: [signature]

Date: 06/01/2011
(mm/dd/yyyy)

Print Name: Phillip J. Hicks

Title: Chief Executive Officer

Contact Person: William Scherffius

Daytime Phone Number: (704) 494-0060 Email: wscherffius@ecoplusinc.com

Checklist

- ✓ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ✓ The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- ✓ Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 03/11

Wyoming Secretary o
State Capitol Building, R
200 West 24th Street Cl
WY 82002-002C
Ph. 307.777.7311 Fax 307
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 05/27/2011 11:38 AM
Original ID: 2010-000588315
Amendment ID: 2011-000980975

Profit Corporation

ARTICLES OF AMENDMENT

1. Corporation name: EcoPlus, Inc.

2. The number and class of shares the Corporation will have authority to issue:
Common Stock, par value $0.0001 per share – 100,000,000,000 shares, without preemptive rights.
Series A Convertible Preferred Stock, par value $0.001 per share – 1,000 shares, the terms thereof, including the preferences, rights and limitations, being as set forth in Exhibit "A";
Series B Convertible Preferred Stock, par value $0. 0001 per share – 90,000,000 shares, the terms thereof, including the preferences, rights and limitations, being as set forth in Exhibit "B";
Preferred Stock – 209,999,000 shares, the class or series and terms, including the preferences, rights and limitations, to be determined by the Board of Directors, provided that prior to issue thereof a certificate of designation shall be filed with the Wyoming Secretary of State. Outstanding shares of preferred stock of any class or series that are cancelled shall be restored to authorized but unissued shares of preferred stock with respect to which the Board of Directors may determine the class or series and terms, including the preferences, rights and limitations. The board of directors may re-determine, prior to the issue thereof, the class or series and terms, including the preferences, rights and limitations, of any shares of preferred stock that have previously been determined.

3. Any action required or permitted by the Wyoming Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder who signs the consent and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

4. Written notice received from not less than twenty-five (25) percent of all stockholders entitled to vote at a special meeting on the specific issues proposed to be considered at such special meeting shall be required to call such special meeting.

RECEIVED MAY 2 3 2011 SECRETARY OF STATE WYOMING

Received MAY 2011 Secretary of State Wyoming

Page 1 of 5 pages, including Exhibits

5. A quorum for the conduct of any meeting of stockholders, whether or annual, shall be one-third (1/3) of all votes entitled to be cast at such meeting; provided, that if any class or series of securities of the Corporation is entitled to vote as a separate voting group, then a quorum of class or series shall be one-third of such class or series but only with respect to such matters and issues on which such class or series is entitled to vote as a separate group.

6. Shares of one class or series (including common shares) of capital stock may be issued as a share dividend in respect of shares of another class or series (including common shares) of capital stock.

7. The amendment was adopted on May 16, 2011.

8. This amendment and restatement was duly approved by the shareholders in the manner required by the Wyoming Business Corporation Act and by the Corporation's articles of incorporation and domestication, as amended.

9. Approval by the shareholders:

Designation/ Voting Group	Number Outstanding	Number of Total Votes	Number of Votes Represented at Meeting	Number of Votes Cast For this Amendment and Restatement
Common	44,000,462,301	44,000,462,301	40,000,666,713	40,000,666.713
Preferred A	3	272,977,050,762,031	272,977,050,762,031	272,977,050,762,031
Preferred B	10,917,322	21,834,644	20,116,332	20,122.074

The number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

Signature: [signature] Date: 5/16/11

Print Name: Phillip J. Hicks

Title: President

Contact person: William E. Scherffius

Daytime phone number:
704-494-0060

E-mail:
wscherffius@ecoplusinc.com

Checklist

Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State.
The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
Please submit one **originally signed** document and one exact photocopy of the filing.

Page 2 of 5 pages, including Exhibits

Exhibit “A”

Amended and Restated Articles of Incorporation

EcoPlus, Inc.

Class A Convertible Preferred Stock

Terms, including the preferences, rights and limitations

Par value per share: $0.001 per share

Vote per share: The quotient from the formula (A X 4}/P, where A is the number of all other issued and outstanding shares of capital stock (shares of convertible preferred stock being counted as jf converted) and P is the number of issued and outstanding shares of this preferred stock; provided, that the preferred stock shall vote in pari passu with the common stock in the election of directors.

Dividend preference per share: When and as declared by the board of directors in its sale discretion; provided that dividends may be declared and paid prior to any declaration and payment of dividends on any other class or series of equity securities.

Liquidation preference per share: As if converted to common stock, in pari passu with the common stock.

Conversion per share into common stock: The quotient from the formula (A X 4}/P, where A is the number of all other issued and outstanding shares of capital stock (shares of convertible preferred stock being counted as if converted) and P is the number of issued and outstanding shares of this preferred stock.

Conversion election: At the option of the holder at any time beginning one month after the date of issue.

Conversion procedures: Set forth in Exhibit “C”.

Redemption by Corporation: None

Redemption by holder: None.

Sinking fund: None.

Automatic adjustments. Each issued and outstanding share of preferred stock, adjusted as provided herein, shall be ratably adjusted in the event of issue of a stock dividend on the common stock, a change in the number of issued and outstanding shares of common stock (such as a reverse split, consolidation, combination, forward split and division), recapitalizations and mergers; provided, that a fractional preferred share in the hands of a holder after such adjustment of all preferred shares held by such holder shall be rounded to the nearest whole share. In the event of any adjustment, the Corporation shall upon request of a holder issue a certificate setting forth the number preferred shares as adjusted upon surrender of the certificate setting forth the number of preferred shares before adjustment.

Page 3 of 5 pages, including Exhibits

Exhibit “B”

Amended and Restated Articles of Incorporation

EcoPlus, Inc.

Class B Convertible Preferred Stock

Terms, including the preferences, rights and limitations

Par value per share: $0.0001

Vote per share: Two, in pari passu with common stock and, for election of directors, with Class A Convertible Preferred Stock.

Dividend preference per share: When and as declared by the board of directors in its sole discretion; provided that dividends may be declared and paid prior to any declaration and payment of dividends on any other class or series of equity securities not including Class A Convertible Preferred Stock.

Liquidation preference per share: $1.00 plus all declared and unpaid dividends upon winding up of the affairs of the Corporation, prior to distribution to any other class or series of equity security not including Class A Convertible Preferred Stock and thereafter based on the number of shares of common stock into which the preferred stock is convertible in pari passu with holders of the other equity securities.

Conversion per share into common stock: $2.50 divided by the par value of the common stock, subject to adjustment as may be determined by the Board of Directors from time to time

Conversion adjustments: The number of shares into which the preferred stock is convertible shall be adjusted for stock dividends, combinations, splits, recapitalizations and similar events.

Conversion election: at the option of the holder at any time.

Conversion procedures: Set forth in Exhibit “C”

Redemption by Corporation: None

Redemption by holder: None.

Sinking fund: None.

Automatic adjustments. Each issued and outstanding share of preferred stock, adjusted as provided herein, shall be ratably adjusted in the event of issue of a stock dividend on the common stock, a change in the number of issued and outstanding shares of common stock (such as a reverse split, consolidation, combination, forward split and division), recapitalizations and mergers; provided, that a fractional preferred share in the hands of a holder after such adjustment of all preferred shares held by such holder shall be rounded to the nearest whole share. In the event of any adjustment, the Corporation shall upon request of a holder issue a certificate setting forth the number preferred shares as adjusted upon surrender of the certificate setting forth the number of preferred shares before adjustment.

Page 4 of 5 pages, including Exhibits

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 10/11/2010 08:44 AM
Original ID: 2010-000588315
Amendment ID: 2010-000900464

Profit Corporation
Articles of Amendment

1. Corporation name:

ECOPLUS, INC.

2. Article(s) 10 AND 11 is amended as follows:

1. Article 10 is amended to increase the authorized common stock to one hundred billion (100,000,000,000) shares at a par value of $0.0000001 (see attached).

2. Article 11 is amended to reflect three (3) Class A Shares Issued at par value $.001 and zero (0) shares of Series C Preferred Issued at $0.001 par value, and issuances of common and extinguishing of ownership of Series C (see attached).

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

NA

4. The amendment was adopted on 10/01/2010 .
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

NA

OR

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

The amendment was dully approved by shareholders in the manner required by this act and by the articles of incorporation.

RECEIVED
OCT -7 2010
SECRETARY OF STATE
WYOMING

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

6. If an amendment was approved by the shareholders:

(A) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment: See Attached and the number of votes of each voting group indisputably represented at the meeting: See Attached

AND

(B) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment **OR** the total number of undisputed votes cast for the amendment by each voting group and a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

See Attached - undisputed votes by each voting group

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

NA

Signature: [signature]

Date: 10/01/2010
(mm/dd/yyyy)

Print Name: Phillip J. Hicks

Title: President and CEO

Contact Person: Roger D. Eury

Daytime Phone Number: (704) 494-0060 Email: reury@ecoplusinc.com

Checklist

- [ ] ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- [ ] Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 10/09/2010 10:05 AM
Original ID: 2010-000588315
Amendment ID: 2010-000899315

Profit Corporation
Articles of Amendment

1. Corporation name:

ECOPLUS, INC.

2. Article(s) 10 is amended as follows:

1. The Corporation currently has authorized 300,000,000 preferred shares of which, 270,000,000 are authorized at $0.0000001 par value; and 30,000,000 shares are authorized at $0.001 par value. The Articles of Incorporation are hereby amended that authorized preferred shares are to remain at 300,000,000 preferred shares, however, an amended decrease to 220,000,000 preferred shares are now authorized at $0.0000001 par value; and an amended increase to 80,000,000 preferred shares are authorized at $0.001 par value. Of the 80,000,000 shares at $0.001 par value, a total of 30,000,000 shares are currently designated as A Preferred and C Preferred. The remaining 50,000,000 shares at $0.001 par value are hereby designated as follows:
The Articles of Incorporation are amended to designate a Class D Convertible Preferred Stock. This class shall have 50,000,000 shares designated at $0.001 par value.
2. Of the amended 220,000,000 preferred shares at $.0000001 par value, 90,000,000 shares remain designated as Series B Convertible Preferred Stock at par value at $0.0000001 and 130,000,000 shares remain authorized but undesignated.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

NA

4. The amendment was adopted on 09/22/2010.
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

NA

OR

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

The Amendment was duly approved by the shareholders in a manner required by this act and by the articles of incorporation.

RECEIVED
OCT - 4 2010
SECRETARY OF STATE
WYOMING

RECEIVED
OCT - 6 2010
SECRETARY OF STATE
WYOMING

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

6. If an amendment was approved by the shareholders:

(A) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment: See Attached and the number of votes of each voting group indisputably represented at the meeting: See Attched

AND

(B) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment **OR** the total number of undisputed votes cast for the amendment by each voting group and a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

See attached - undisputed votes by each voting group

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

NA

Signature: [signature]

Date: 9-23-2010 *(mm/dd/yyyy)*

Print Name: Roger D. Eury

Title: Secretary

Contact Person: Roger D. Eury

Daytime Phone Number: (704) 494-0060 Email: reury@ecoplusinc.com

Checklist

- [ ] ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- [ ] Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 08/11/2010 11:12 AM
Original ID: 2010-000588315
Amendment ID: 2010-000882606

Profit Corporation
Articles of Amendment

1. Corporation name:

ECOPLUS, INC.

2. Article(s) IV. is amended as follows:

IV. The total number of voting common stock authorized that may be issued by the Corporation is 25,000,000,000 shares of common stock with 0.0000001 nominal or par value.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

na

4. The amendment was adopted on 07/27/2010 .
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

The Amendment was adopted by the board of directors. Shareholder approval was not Required

RECEIVED
AUG - 5 2010
SECRETARY OF STATE
WYOMING

OR

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

NA

RECEIVED
AUG 10 2010
SECRETARY OF STATE
WYOMING

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

6. If an amendment was approved by the shareholders:

(A) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment: NA and the number of votes of each voting group indisputably represented at the meeting: NA

AND

(B) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment **OR** the total number of undisputed votes cast for the amendment by each voting group and a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

NA

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

NA

Signature: [signature]

Date: 7/27/10 *(mm/dd/yyyy)*

Print Name: Phillip J. Hicks

Title: President/CEO

Contact Person: Kristy Mensik

Daytime Phone Number: (307) 632-3333 Email: tax@wyomingcompany.com

Checklist

- ✓ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☐ The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- ☐ Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 03/2010

Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 08/11/2010 11:12 AM
Original ID: 2010-000588315
Amendment ID: 2010-000882606

Profit Corporation
Articles of Amendment

1. Corporation name:

ECOPLUS, INC.

2. Article(s) IV. is amended as follows:

IV. The total number of voting common stock authorized that may be issued by the Corporation is 25,000,000,000 shares of common stock with 0.0000001 nominal or par value.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

na

4. The amendment was adopted on 07/27/2010 .
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

The Amendment was adopted by the board of directors. Shareholder approval was not Required

OR

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

NA

RECEIVED AUG -5 2010 SECRETARY OF STATE WYOMING

RECEIVED AUG 10 2010 SECRETARY OF STATE WYOMING

P-Amendment - Revised 03/2010

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

6. If an amendment was approved by the shareholders:

(A) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment: NA and the number of votes of each voting group indisputably represented at the meeting: NA

AND

(B) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment **OR** the total number of undisputed votes cast for the amendment by each voting group and a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

NA

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

NA

Signature: [signature]

Date: 7/27/10 *(mm/dd/yyyy)*

Print Name: Phillip J. Hicks

Title: President/CEO

Contact Person: Kristy Mensik

Daytime Phone Number: (307) 632-3333 Email: tax@wyomingcompany.com

Checklist

- [✓] ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
- [ ] Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 03/2010

06/16/2011 Common Shares 100,000,000,000 Par Value $0.0001

05/27/11 Common Stock: 100,000,000,000 at $0.0001 Per Share; Series A Convertible

Preferred Stock: 1,000 at $0.001 Per Share; Series B Convertible Preferred Stock:

90,000,000 at $0.0001 Per Share

Shares of Stock information:

10-11-2010: Common: One hundred billion (100,000,000,000) at $0.0000001;

Preferred Class A at $ .001 and zero (0) shares of Series C Preferred issued at $0.001 par value, and issuances of common and extinguishing of ownership of Series C.

Request paper file for more information. JS

Originated in Nevada on 09/26/2005; Domesticated into WY on 08/09/10.

“Conversion per share into common stock: $0.01 divided by the par value of the common stock, subject to adjustment as may be determined by the Board of Directors from time to time.”